OTHER INCOME, NET (Details) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)	Dec. 31, 2019 CNY (¥)
OTHER INCOME, NET
Investment income, net	¥ 487,724		¥ 185,604	¥ 96,807
Government grants	1,059,907		876,255	344,811
Net gain (loss) on disposal of property, equipment and intangible assets	(467)		3,548	(7,448)
Others	155,250		(9,753)	(2,870)
Total	¥ 1,702,414	$ 267,146	¥ 1,055,654	¥ 431,300